Third Quarter Financial Results Conference Call May 7, 2014 Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,”
“expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted EBITDA and related reconciliation presented here represents earnings before interest, taxes, depreciation and amortization as adjusted for restructuring/impairment charges, gross profit effects of capitalized profit in inventory from acquisition and acquisition contingency settlement, and gain on sale of investment. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the
Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

• 3  Quarter Highlights
• 3  Quarter Segmented Operating Results
• Liquidity & Capital Resources
• Acquisition Update
• Fiscal 2014 Outlook
• Investor Activities
• Q & A
Today’s Agenda
Today’s Agenda
rd
rd

• Quarterly revenue grew 29% to $84 million as compared to the same quarter of the prior year
– Organic growth, net of acquisitions, was 11% from the same quarter of the prior year.
• Adjusted EBITDA grew 120% in the quarter and 73% YTD as compared to the prior year periods
• 20 new business programs awarded with potential annualized sales of
$6.1 million
• Completed the acquisition of Aubrey Group, Inc.
3   Quarter Highlights
3   Quarter Highlights
rd

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2014 YTD
Fiscal 2014 YTD
(Adjusted)
2014 2013 2014 2013
Net Sales $ 242,691 $ 183,203 $ 242,691 $ 183,203 $    59,488
Gross Profit 43,597 30,220 43,853 30,786 13,067
18.0% 16.5% 18.1% 16.8%
Selling and Administrative Expense 25,139 19,650 25,139 19,650 (5,489)
10.4% 10.7% 10.4% 10.7%
Internal R&D Expense 1,004 889 1,004 889 (115)
Amortization of intangible assets 2,323 984 2,323 984 (1,339)
Restructuring/impairment charges 188 - - - -
Other operating expense, net (14) 16 (14) 16 30
Operating Income 14,957 8,681 15,401 9,247 6,154
6.2% 4.7% 6.3% 5.0%
Income Before Provision For Income Tax 14,873 8,665 15,317 9,231 6,086
Provision For Income Taxes 4,857 831 5,002 3,086 (1,916)
Net Income $    10,016 $      7,834 $    10,315 $      6,145 $      4,170
4.1% 4.3% 4.3% 3.4%
Income per Share (Basic) $        0.99 $        0.77 $        1.02 $        0.60 $        0.42
Income per Share (Diluted) $        0.99 $        0.77 $        1.02 $        0.60 $        0.42
($ in 000’s, except per share)
(adjusted removes certain gains and charges)
(Reported) (Adjusted)
9 months ended Mar 31, 9 months ended Mar 31,
Total YoY
Variance

Consolidated Financial Results
Consolidated Financial Results
Adjusted EBITDA
Adjusted EBITDA
2014 2013 2014 2013 Variance
Net Income $      4,246 $      1,536 $    10,016 $      7,834 $    2,182
Interest expense             187             136             547             390            157
Interest income                   -              (48)                (2)              (99)              97
Provision for income taxes          2,014             832          4,857             831        4,026
Depreciation and amortization          2,270          1,564          5,910          3,036        2,874
Restructuring/impairment charges                   -                 -               188                 -              188
Capitalized profit in inventory from acquisition             148                 -               256             566          (310)
Adjusted EBITDA $      8,865 $      4,020 $    21,772 $    12,558 $    9,214
10.6% 6.2% 9.0% 6.9%
3 months ended Mar 31, 9 months ended Mar 31,

Operating Results
Operating Results
Revenue & Gross Profit
Revenue & Gross Profit
SEGMENT 2014
% of Total
2013
% Change
2014
% of Total
2013
% Change
Medical $    37,215
44%
$    39,139
-5%
$ 123,539
51%
$ 102,002
21%
Complex Systems         23,563
28%
        16,482
43%
       60,132
25%
       42,888
40%
DSS         28,853
34%
        14,186
103%
       72,824
30%
       51,850
40%
Inter-company         (5,700)
-6%
        (4,659)
22%
     (13,804)
-6%
     (13,537)
2%
Totals $    83,931
100%
$    65,148
29%
$ 242,691
100%
$ 183,203
32%
SEGMENT 2014
GP %
2013
GP %
2014
GP %
2013
GP %
Medical $       5,332
14.3%
$       5,339
13.6%
$    19,134
15.5%
$    14,443
14.2%
Complex Systems           2,555
10.8%
          1,890
11.5%
         6,367
10.6%
         4,414
10.3%
DSS           8,687
30.1%
          2,896
20.4%
       18,352
25.2%
       11,929
23.0%
Totals $    16,574
19.7%
$    10,125
15.5%
$    43,853
18.1%
$    30,786
16.8%
($ in 000’s)
3 months ended Mar 31,
3 months ended Mar 31,
9 months ended Mar 31,
9 months ended Mar 31,
REVENUE
ADJUSTED GROSS PROFIT

sparton
Empowering your Vision

Outstanding Debt ($ '000)
Debt:Equity Ratio

Liquidity & Capital Resources
Liquidity & Capital Resources
1,796
1,669
11,539
30,006
26,331
36,437
0.26
0.34
-
0.05
0.10
0.15
0.20
0.25
0.30
0.35
0.40
0
25,000
50,000
Net Debt-to-EBITDA
Leverage = 0.9x
($ in '000) Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Cash and equivalents 4,358 6,085 2,719 1,009 7,502
LOC Availability* 87,000 90,000 71,000 75,000 65,000
Total 91,358 96,085 73,719 76,009 72,502
* Includes a $35 million accordian feature as part of the existing credit facility.
($ in '000)
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Credit Revolver 13,000 10,000 28,500 25,000 35,000
IRB (Ohio) 1,572 1,539 1,506 1,472 1,437
Total 14,572 11,539 30,006 26,472 36,437
($ in '000)
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Net Inventory 46,928 46,334 55,658 52,393 51,466
Cash Availability
Debt
Inventory
Jun-11 Jun-12 Jun-13 Sep-13 Dec-13 Mar-14

• Aubrey Group
– Closed transaction on March 17, 2014
– Located in Irvine, CA
– Design and contract manufacturing company using state-of-the-art technologies to develop new products for OEMs in the Medical and Biotechnological markets
– Over 20 years of experience and expertise in a number of core platforms: Medical
Device Controllers, RF Generation, and Pumps and Disposables
– $8 million of revenue
– Financials reported within Medical segment
– Minimal integration activities required
– Accretive to earnings within 12 months
Acquisition Update
Acquisition Update

• Implementation of the strategic growth plan
– Continue to grow organically
– Maintain our level of investment in internal research & development to commercially extend our product lines
– Continue to enable our engineering workforce to develop new and innovative proprietary solutions for our end markets
– Continue to seek out complementary and compatible acquisitions
– Further leverage Viet Nam as a low cost country alternative and in-region provider
• Focus on sustained profitability
– Continue margin improvements across the entire company
– Increase capacity utilization
– Continue additional improvements in operating performance through lean and quality efforts
• Complete the integration of Beckwood Services & Aubrey Group
Fiscal 2014/2015 Outlook
Fiscal 2014/2015 Outlook

•
Sidoti Conference in NYC on May 9
th
•
B. Riley Investor Conference in Santa Monica on May 19
th
-21st
•
Barrington’s Spring Investor Day in Chicago on May 22
nd
in Chicago
•
KeyBanc Capital Markets Conference in Boston on May 27
th
-28
th
•
East Coast Ideas Conference in Boston on June 5
th
•
CJS New Ideas Conference in July
•
Midwest Ideas Conference in Chicago from August 26
th
-27
th
•
Sparton Investor Day in Orlando on October 8
th
– Progress to the 2015 Vision
– Communicate our new 2020 Vision
– Provide access to senior management
– Tour our DSS operation in DeLeon Springs, FL.
Investor Activities
Investor Activities

12 Q & A